POWER OF ATTORNEY
The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, John Covino, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Mary A. Nelson, Stephanie Pierce, George A. Rio, Joseph Tower III, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Premier International Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Joseph DiMartino                                  August 4, 1999
--------------------
Joseph DiMartino


/s/ Gordon J. Davis                                   August 4, 1999
--------------------
Gordon J. Davis


/s/ David P. Feldman                                  August 4, 1999
--------------------
David P. Feldman


/s/ Lynn Martin                                       August 4, 1999
--------------------
Lynn Martin


/s/ Eugene McCarthy                                   August 4, 1999
--------------------
Eugene McCarthy


/s/ Danial Rose                                       August 4, 1999
--------------------
Daniel Rose


/s/ Philip L. Toia                                    August 4, 1999
--------------------
Philip L. Toia


/s/ Sandor Vanocur                                    August 4, 1999
--------------------
Sandor Vanocur


/s/ Anne Wexler                                       August 4, 1999
--------------------
Anne Wexler


/s/ Rex Wilder                                        August 4, 1999
--------------------
Rex Wilder

                                POWER OF ATTORNEY



The undersigned hereby constitute and appoint Margaret W. Chambers, Douglas C. Conroy, John Covino, Christopher J. Kelley, Kathleen K. Morrisey, Mary A. Nelson, Stephanie Pierce, George A. Rio, Joseph Tower III, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Premier International Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Marie E. Connolly                                 August 4, 1999
----------------------
Marie E. Connolly



/s/ Frederick C. Dey                                   August 4, 1999
----------------------
Frederick C. Dey